No.:
Name:
Number of Units Subscribed for:

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
SUBSCRIPTION AND RIGHTS AGREEMENT

December 20, 2006

OFFERING INFORMATION, LEGENDS, AND NOTICES

THE SECURITIES OFFERED HEREBY, HAVE NOT BEEN FILED OR REGISTERED WITH OR APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”), NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. NO STATE SECURITIES LAW ADMINISTRATOR HAS PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR THE ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

IT IS INTENDED THAT THE SECURITIES OFFERED HEREBY WILL BE MADE AVAILABLE TO ACCREDITED INVESTORS, AS DEFINED IN REGULATION D AND RULE 501 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THE SECURITIES OFFERED HEREBY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS FOR NONPUBLIC OFFERINGS. SUCH EXEMPTIONS LIMIT THE NUMBER AND TYPES OF INVESTORS TO WHICH THE OFFERING WILL BE MADE AND RESTRICT SUBSEQUENT TRANSFERS OF THE INTERESTS.

THE SECURITIES OFFERED HEREBY SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN AFFORD TO SUSTAIN A LOSS OF THEIR ENTIRE INVESTMENT. INVESTORS WILL BE REQUIRED TO REPRESENT THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS OF THIS OFFERING.

NO SECURITIES MAY BE RESOLD OR OTHERWISE DISPOSED OF BY AN INVESTOR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, REGISTRATION UNDER THE APPLICABLE FEDERAL OR STATE SECURITIES LAWS IS NOT REQUIRED OR COMPLIANCE IS MADE WITH SUCH REGISTRATION REQUIREMENTS.

THE OFFEREE, BY ACCEPTING DELIVERY OF THE OFFERING MATERIALS, AGREES TO RETURN THE OFFERING MATERIALS AND ALL ACCOMPANYING OR RELATED DOCUMENTS TO THE COMPANY UPON REQUEST IF THE OFFEREE DOES NOT AGREE TO PURCHASE ANY OF THE SECURITIES OFFERED HEREBY.

ANY OFFERING MATERIALS SUBMITTED IN CONNECTION WITH THE PRIVATE PLACEMENT OF THE SECURITIES DO NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED. ANY REPRODUCTION OR DISTRIBUTION OF ANY OFFERING MATERIALS IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF THEIR CONTENTS, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED. ANY PERSON ACTING CONTRARY TO THE FOREGOING RESTRICTIONS MAY PLACE HIM/HERSELF AND THE COMPANY IN VIOLATION OF FEDERAL OR STATE SECURITIES LAWS.

NASAA UNIFORM LEGEND

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR RESIDENTS OF PENNSYLVANIA

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE PENNSYLVANIA SECURITIES ACT AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF WITHIN 12 MONTHS AFTER THE DATE OF PURCHASE, UNLESS SUBSEQUENTLY REGISTERED UNDER THE PENNSYLVANIA SECURITIES ACT OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EACH PERSON WHO ACCEPTS AN OFFER TO PURCHASE SECURITIES EXEMPTED FROM REGISTRATION BY SECTION 203(d), DIRECTLY FROM THE ISSUER OR AFFILIATE OF THE ISSUER, SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER, UNDERWRITER (IF ANY) OR ANY OTHER PERSON WITHIN 2 BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OF HIS WRITTEN BINDING CONTRACT OF PURCHASE OR, IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO BINDING CONTRACT OF PURCHASE, WITHIN 2 BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED.

FOR RESIDENTS OF GEORGIA

THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH THIRTEEN (13) OF CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

ii

FOR RESIDENTS OF FLORIDA

PURSUANT TO THE LAWS OF THE STATE OF FLORIDA, IF SALES ARE MADE TO FIVE (5) OR MORE INVESTORS IN FLORIDA, ANY FLORIDA INVESTOR MAY, AT ITS OPTION, WITHDRAW, UPON WRITTEN (OR TELEGRAPHIC) NOTICE, ANY PURCHASE HEREUNDER WITHIN A PERIOD OF THREE (3) DAYS AFTER (A) THE INVESTOR FIRST TENDERS OR PAYS TO THE COMPANY AN AGENT OF THE COMPANY OR AN ESCROW AGENT THE CONSIDERATION REQUIRED HEREUNDER, (B) THE INVESTOR DELIVERS ITS EXECUTED SUBSCRIPTION AGREEMENT, OR (C) THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH INVESTOR, WHICHEVER OCCURS LATER.

iii

SUBSCRIPTION AND RIGHTS AGREEMENT

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

Subscription and Rights Agreement (this “Subscription Agreement”) with respect to the offering (the “Offering”) of up to 70 units (the “Units”) of FUSION TELECOMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation (the “Company”), each such Unit consisting of 100 shares of Series A-1 or A-2 Cumulative Convertible Preferred Stock (“Convertible Preferred Stock”) and accompanying Warrants to purchase shares of the Company’s common stock, par value $.01 per share1  50% of the number of shares of Common Stock into which Holder's Preferred Stock is convertible. (the “Common Stock”). The conversion shares and the warrant shares underlying each Unit may not be separately transferred. The Units together with the Convertible Preferred Stock, the Warrants and the securities underlying each Unit are sometimes collectively referred to as “Securities”). The Certificate of Rights and Designations of the Convertible Preferred Stock and the form of Warrant are included in the Booklet, which accompanies this Subscription Agreement.

For purposes of this Offering, the minimum offering shall mean thirty (30) Units (the “Minimum Offering”) and a minimum gross amount raised of $3,000,000 (the “Minimum Amount”). The maximum offering shall mean seventy (70) Units (the “Maximum Offering”) and a maximum gross amount raised of $7,000,000 (the “Maximum Amount”). The minimum investor subscription amount is $100,000 to purchase one (1) Unit (“Minimum Investor Subscription Amount”); the Company reserves the right to accept subscriptions for lesser amounts.

The Company, on notice to the purchasers of Units, may, within 30 days of the last closing with respect to the Maximum, exercise its option to sell an additional $3,000,000 of Units (30 Units), upon the same terms and conditions as set forth herein (the “Over Allotment Option”). If the Company exercises its Over Allotment Option, then the Offering Period defined below may be extended for a period not to exceed an additional 30 days.

The Units are being offered by the Company. The Company, however, reserves the right to retain registered broker-dealers, “finders”, and other individuals and entities authorized by federal and applicable state securities laws to assist with the distribution of the Securities offered hereby. In such event, the Company shall pay a selling commission or finders fees to registered broker-dealers, “finders”, individuals and entities legally authorized to receive such commissions or fees, as applicable (collectively, the “Selling Agents”) of a sum ordinarily not to exceed ten percent (10%) of the investor subscription amount received, provided that such payments are permitted under federal and applicable state securities laws. Such broker’s compensation may include warrants as well.

Subscriptions to purchase Units will be solicited until the earliest of: (i) November 30, 2006, unless extended by the Company in its sole discretion without notice for a period of up to an additional 90 days2 , (ii) the sale of the entire Offering, or (iii) if the Company elects to exercise its Over Allotment Option, for a period of up to an additional 30 days (the “Offering Period”). The Offering Period has been extended to January 15, 2007.

__________________________
1 50% of the number of shares of Common Stock into which Holder's Preferred Stock is convertible.
2 The Company initially extended the Offering Period to December 15, 2006 in order to close on the Minimum Offering. On December 14, 2006, the Company entered into subscription agreements with 27 individual investors for an offering of $3.875 million in consideration for 3,875 shares of Series A-1 Cumulative Convertible Preferred Stock, (the “Series A-1 Preferred Stock”). In addition, the Company issued warrants to purchase 1,160,204 shares of common stock exercisable at $1.67 per share.

A. General.

(1) The undersigned hereby subscribes for and agrees to purchase from the Company, and the Company agrees to sell to the undersigned, such number of Units as is set forth on the signature page hereof at a price per Unit of $100,000.

(2) The undersigned herewith tenders to the Company the entire amount of the purchase price by check made payable to the order of “JP Morgan Chase f/b/o Fusion Telecommunications International, Inc.” or by wire transfer of immediately available funds to:

Bank Name:	JP Morgan Chase
Bank Address:	1166 Avenue of the Americas - 15th Floor
New York, New York10036
ABA Number	021000021
Account Name:	Fusion Money Market - Escrow Account
Account Number:	777-763281

(3) The undersigned herewith delivers the completed and signed Subscription Agreement and completed and signed Qualified Prospective Purchaser Questionnaire for Units of Fusion Telecommunications International, Inc. (“Qualified Purchaser Questionnaire”) to the Company at:

Fusion Telecommunications International, Inc.
420 Lexington Avenue, Suite 1718
New York, NY 10170
Attn: Matt D. Rosen, President and CEO

B. Securities offered will not be registered under the Securities Act of 1933, as amended

The undersigned acknowledges that (i) the Securities will not be registered under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “1933 Act”), or the securities laws of any state; (ii) absent an exemption, any transfer of the Securities would require registration; (iii) the Securities are being offered for sale in reliance upon exemptions from registration contained in the 1933 Act and applicable state laws; and (iv) the Company's reliance upon such exemption is based in part upon the undersigned's representations, warranties and agreements contained in this Subscription Agreement and in the Qualified Purchaser Questionnaire that the undersigned is also delivering to the Company.

C. Representations, Warranties, Acknowledgements and Agreements

In order to induce the Company to accept this Subscription Agreement, the undersigned represents, warrants, acknowledges and covenants to the Company as follows:

(1) The undersigned understands that (i) this Subscription Agreement may be accepted or rejected in whole or in part by the Company in its sole and absolute discretion, and (ii) this Subscription Agreement shall survive the undersigned's death, disability or insolvency, except that the undersigned shall have no obligation in the event that this Subscription Agreement is rejected by the Company. In the event that the Company does not accept the undersigned's subscription, or if the Offering is terminated for any reason, the undersigned's subscription payment (or portion thereof, as the case may be) will be returned to the undersigned without interest or deduction.

(2) The undersigned has carefully read this Subscription Agreement (including, without limitation, the Appendix A entitled “Risk Factors”), the Qualified Purchaser Questionnaire, the Outline of Proposed Terms, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (including, without limitation, the risks set forth under the heading “Risk Factors”), and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2006, its exhibits attached hereto and thereto, as well as such other materials as the Company deems necessary to the Offering (collectively, the “Offering Materials”). In making the decision to invest in the Securities, the undersigned has relied solely upon the information provided by the Company in the Offering Materials. To the extent necessary, the undersigned has discussed with his, her or its counsel the representations, warranties and agreements which the undersigned makes by signing this Subscription Agreement, the applicable limitations upon the undersigned's resale of the Securities, and the investment, tax and legal consequences of this Subscription Agreement. The undersigned disclaims reliance on any statements made or information provided by any person or entity in the course of the undersigned’s consideration of an investment in the Securities other than the Offering Materials.

(3) The undersigned understands that no federal or state agency has made any finding or determination regarding the fairness of the Offering, or any recommendation or endorsement of the Offering.

(4) The undersigned is purchasing the Securities for the undersigned's own account, with the intention of holding the Securities for investment purposes, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Securities; and shall not make any sale, transfer or other disposition of the Securities without registration under the 1933 Act and applicable state securities laws unless an exemption from registration is available under those laws. The undersigned is not acquiring any portion of the Securities, or any interest therein, on behalf of another person. No person other than the undersigned has any direct or indirect beneficial interest in the Securities subscribed for hereunder by the undersigned. The undersigned, if an entity, was not formed for the purpose of purchasing the Securities.

(5) The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and the undersigned's investment in the Securities will not cause such overall commitment to become excessive.

(6) The undersigned, if an individual, has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in his or her investment in the Securities.

(7) The undersigned is an “accredited investor” as that term is defined in Rule 501(a) under Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) under the 1933 Act. The undersigned is financially able to bear the economic risk of this investment, including the ability to afford holding the Securities for an indefinite period or to afford a complete loss of this investment.

(8) The address shown under the undersigned's signature at the end of this Subscription Agreement is the undersigned's principal residence if he or she is an individual, or its principal business address if a corporation or other entity.

(9) The undersigned, together with any offeree representatives of the undersigned (as identified in the Qualified Purchaser Questionnaire) has such knowledge and experience in financial business matters as to be capable of evaluating the merits and risks of an investment in the Securities. The undersigned acknowledges that the Offering Materials may not contain all information that is necessary to make an investment decision with respect to the Company and the Securities and that the undersigned must rely on his, her or its own examination of the Company and the terms and conditions of the Offering prior to making any investment decision with respect to the Securities.

(10) The undersigned has been given the opportunity to ask questions of and receive answers from the Company and its executive officers concerning the business and operations of the Company and the terms, provisions, and conditions of the Offering and to obtain any such additional information that the undersigned deems necessary or advisable to verify the accuracy of the information contained in the Memorandum, or such other information as the undersigned desired in order to evaluate an investment in the Company; and the undersigned availed himself, herself or itself of such opportunity to the extent considered appropriate in order to evaluate the merits and risks of the proposed investment.

(11) The undersigned has made an independent evaluation of the merits of the investment and acknowledges the high risk nature of the investment including, without limitation, the Risk Factors set forth in Appendix A.

(12) The undersigned has accurately completed the Qualified Purchaser Questionnaire provided herewith and has executed such Qualified Purchaser Questionnaire and any applicable exhibits thereto.

(13)

(i) The undersigned understands that none of the Securities have been registered under the 1933 Act or any state securities laws in reliance on exemptions for private offerings; the Securities cannot be resold or otherwise disposed of unless they are subsequently registered under the 1933 Act and applicable state securities laws or an exemption from registration is available. The certificate(s) representing the Securities will bear a legend substantially similar to the legend set forth immediately below until (i) such Securities shall have been registered under the 1933 Act and effectively disposed of in accordance with a registration statement, or (ii) in the opinion of counsel reasonably satisfactory to the Company such securities may be sold without registration under the 1933 Act:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE "BLUE SKY" OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE 1933 ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT BUT ONLY UPON A HOLDER THEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE 1933 ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAWS."

(ii) The undersigned understands that in the absence of registration by the Company, the Securities will not be, and, except as set forth in Section D of this Subscription Agreement, the undersigned will have no rights to require that the Securities shall be, registered under the 1933 Act or any state securities laws; the undersigned may have to hold the Securities indefinitely and it may not be possible for the undersigned to liquidate his, her or its investment in the Company; and the undersigned should not purchase any Securities unless he, she or it can afford a complete loss of his, her or its investment and bear the burden of such loss for an indefinite period of time.

(iii) The undersigned understands there is no public market for the Securities and that no public market may develop for any such Securities. The undersigned understands that the provisions of Rule 144 promulgated under the 1933 Act to permit resales of the Securities are not available for at least one (1) year after the same class of securities is registered under the 1933 Act and the Securities Exchange Act of 1934, as amended (the “1934 Act”), and there can be no assurances that any such class of securities will ever be registered under the 1933 Act or the 1934 Act, or even if such class of securities is registered under the 1933 Act and the 1934 Act, that the conditions necessary thereafter to permit routine sales of the Securities under Rule 144 will ever be satisfied, and, if Rule 144 should become available, routine sales made in reliance on its provisions could be made only in limited amounts and in accordance with the terms and conditions of Rule 144. The undersigned further understands that in connection with the sale of securities for which Rule 144 is not available, compliance with some other exemption from registration will be required. The undersigned understands, subject to the provisions of Section D of this Subscription Agreement, that the Company is under no obligation to the undersigned to register any such class of securities or to comply with the conditions of Rule 144 or take any other action necessary in order to make available any exemption for the resale of the Securities without registration.

(14) The undersigned, if an individual, is at least 21 years of age.

(15) If at any time prior to issuance of the Securities to the undersigned, any representation or warranty of the undersigned shall no longer be true, the undersigned promptly shall give written notice thereof to the Company specifying which representations and warranties are not true and the reason therefor, whereupon the undersigned's subscription may be rejected by the Company in whole or in part.

(16) Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, all of the terms, provisions, and conditions hereof shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to its conflict of laws principles. Any dispute that may arise out of or in connection with this Subscription Agreement shall be adjudicated before a court located in New York City and the parties hereto submit to the exclusive jurisdiction and venue of the state and local courts of the State of New York located in New York City and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the Securities, and the undersigned consents to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the Company.

(17) THE UNDERSIGNED HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT, FRAUD OR OTHERWISE) IN ANY WAY ARISING OUT OF OR IN CONNECTION WITH THIS SUBSCRIPTION AGREEMENT OR THE UNDERSIGNED'S PURCHASE OF THE SECURITIES.

(18) The undersigned acknowledges that he, she or it understands the meaning and legal consequences of the representations, warranties and acknowledgments contained in this Subscription Agreement and in the Qualified Purchaser Questionnaire, and hereby agrees to indemnify and hold harmless the Company, and each of its stockholders, officers, directors, affiliates, controlling persons, agents and representatives, from and against any and all loss, damage, expense, claim, action, suit or proceeding (including the reasonable fees and expenses of legal counsel) as incurred arising out of or in any manner whatsoever connected with (i) a breach of any representation or warranty of the undersigned contained in this Subscription Agreement or in the Qualified Purchaser Questionnaire (ii) any sale or distribution by the undersigned in violation of the 1933 Act or any applicable state securities laws or (iii) any untrue statement of a material fact made by the undersigned and contained herein or in the Qualified Purchaser Questionnaire, or omission to state herein or in the Qualified Purchaser Questionnaire, a material fact necessary in order to make the statements contained herein or in the Qualified Purchaser Questionnaire, in light of the circumstances under which they were made, not misleading. The undersigned acknowledges that such damage could be substantial since (a) the Securities are being offered without registration under the 1933 Act in reliance upon the exemption pursuant to Section 4(2) and/or Regulation D of the 1933 Act for transactions by an issuer not involving a public offering and, in various states, pursuant to exemptions from registration, (b) the availability of such exemptions is, in part, dependent upon the truthfulness and accuracy of the representations made by the undersigned herein and in its Qualified Purchaser Questionnaire, and (c) the Company will rely on such representations in accepting the undersigned's Subscription Agreement.

(19) The undersigned is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, any seminar or meeting, or any solicitation of a subscription by a person not previously known to the undersigned in connection with investments in securities generally.

(20) Unless otherwise indicated on a separate sheet of paper that details any such affiliation submitted by the undersigned to the Company along with this completed Subscription Agreement, the undersigned is not affiliated directly or indirectly with a member broker-dealer firm of the National Association of Securities Dealers, Inc. as an employee, officer, director, partner or shareholder or as a relative or member of the same household of an employee, director, partner or shareholder of an NASD member broker-dealer firm.

(21) Except as expressly provided herein, this Subscription Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and may be amended only by a writing executed by all of the parties hereto. The undersigned represents that he, she or it has full power and authority (corporate, statutory or otherwise) to execute and deliver this Subscription Agreement and the other Offering Materials to which the undersigned is a party and to purchase the Securities. The execution, delivery and performance of this Subscription Agreement and the Qualified Purchaser Questionnaire will not: (i) violate, conflict with or result in a default under any provision of the Certificate or By-Laws (or analogous organizational documents), if any, of the undersigned; or (ii) violate or result in a violation of, or constitute a default (whether after the giving of notice, lapse of time or both) under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by any court or other governmental agency applicable to the undersigned, except for those which do not, or are not reasonably likely to, adversely affect the undersigned’s ability to perform its obligations under this Subscription Agreement and the Qualified Purchaser Questionnaire and to consummate the transactions contemplated hereby and thereby. This Subscription Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms. This Subscription Agreement supersedes all prior arrangements or understandings with respect thereto, whether oral or written. The terms and conditions of this Subscription Agreement shall inure to the benefit of and be binding upon the parties and their respective successors, heirs and assigns.

(22) The undersigned understands that the Company intends to use the net proceeds from the Offering for, among other things, sales and marketing, capital expenditures, and other corporate and working capital purposes.

In order to induce the undersigned to execute and deliver this Subscription Agreement, the Company represents, warrants, and covenants to the undersigned as follows:

(1) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly authorized to transact business as a foreign corporation in the State of New York. The Corporation has full power and authority to own its properties and to carry on its business as currently conducted.

(2) The execution, delivery and performance by the Company of this Subscription Agreement and the Offering and sale of Units to accredited investors contemplated hereby shall, assuming the representations and warranties of the undersigned are correct, be in compliance with the exemptions from registration set forth in Regulation D and/or Section 4(2) of the 1933 Act and applicable state securities “blue sky” laws, and the Company, in reliance on the representations and warranties of the undersigned, shall make all filings required to qualify for such exemptions. No additional permit, license, exemption, consent, authorization or approval of, or the giving of any notice by the Company to, any governmental or regulatory body, agency or authority is required in order for the Company to execute, deliver and perform its obligations hereunder, which has not been made, or will not when required be made, by the Company. No notice by the Company to any third party, and no consent or approval of any third party, of the Company’s execution, delivery and performance of this Subscription Agreement is required which has not been given or obtained.

(3) The Company has the requisite power and authority to execute and deliver this Subscription Agreement, and perform its obligations herein, and consummate the transactions contemplated hereby. Upon the acceptance of the undersigned’s subscription by the Company and the execution of this Subscription Agreement by the Company, this Subscription Agreement will be a valid, legal and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or at equity).

(4) The Company has reserved sufficient conversion shares and warrant shares for conversion of the Preferred Stock and exercise of the Warrants, respectively.

(5) The Units and the conversion shares and warrant shares underlying the Units to be issued to the undersigned pursuant to this Subscription Agreement, when issued and delivered in accordance with the terms of this Subscription Agreement, in each case, shall be duly authorized, validly issued, fully paid and non-assessable.

D. Registration Rights

The undersigned shall have the registration rights set forth in this Section D.

(1) The Company shall use its best efforts to file a registration statement with the SEC within ninety (90) days of the initial closing date in order to register the resale of the conversion shares and the warrant shares (are hereinafter collectively referred to in this Section D as the “Registrable Securities”) under the 1933 Act. In addition, the Company shall use its best efforts to cause such registration statement to become effective as soon as practicable after the date of such initial filing.

The obligation of the Company under this Section D(1) shall be limited to the above described demand registration statement; provided, however, that any registration shall not count as a demand registration under this Section D(1) until a registration statement including all of the Registrable Securities requested to be included thereon has been declared effective by the Staff of the SEC, and such registration statement has remained continuously effective for as long as required by Section D(2)(i) below.

(2) In addition to the covenants set forth in Section D(1), the Company shall:

(i) cause registration statement with respect to the Registrable Securities to remain effective for the earliest of (A) the second anniversary of the date the registration statement has been declared effective, (B) such time as all of the Registrable Securities issued or issuable hereunder can be sold by the Participating Holders, herein defined, immediately without compliance with the registration requirements of the Securities Act pursuant to Rule 144(k) under the Securities Act ("Rule 144”) and (C) the date all of the Registrable Securities issued shall have been sold by the Participating Holders (such period, the "Registration Period”);

(ii) prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for the applicable period in accordance with the provisions of Section D(2)(i) above;

(iii) furnish to any holder participating in such registration (a “Participating Holder”) such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such holder may reasonably request in order to facilitate the public offering of the Participating Holder’s securities;

(iv) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such Participating Holders may reasonably request in writing within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

(v) notify the Participating Holders, promptly after it shall receive notice thereof, of the time when such registration statement or a supplement to any prospectus forming a part of such registration statement has become effective;

(vi) notify the Participating Holders promptly of any request by the Staff of the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

(vii) prepare and file with the SEC any amendments or supplements to such registration statement or prospectus which is required under the 1933 Act or the rules and regulations promulgated thereunder in connection with the distribution of the Registrable Securities by the Participating Holders;

(viii) prepare and promptly file with the SEC and promptly notify the Participating Holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such Registrable Securities is required to be delivered under the 1933 Act, any event shall have occurred as the result of which any such prospectus or any other prospectuses then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

(ix) advise the Participating Holders promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Division of Enforcement of the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(x) indemnify and hold harmless each Participating Holder against any and all losses, claims, damages or liabilities to which such Participating Holder shall become subject, under the 1933 Act or otherwise, that arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the effective registration statement or any prospectus that forms a part thereof or any amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements there in not misleading; provided, however, that no such indemnification shall be available to any Participating Holder (and the Participating Holder shall indemnify and hold harmless the Company) with respect to, and to the extent there is liability attributable to, written information provided by a Participating Holder to the Company for use in such registration statement or prospectus thereunder or any amendment or supplement thereto, or any related preliminary prospectus; and

(xi) cause its executive officers to cooperate in good faith with any managing underwriter in connection with taking all actions reasonably necessary to successfully consummate the public offering, including but not limited to, active participation at so-called “road shows” to the extent requested by the managing underwriter, and using best efforts to obtain as high a valuation of the Company as possible.

(3)
(i) All fees, costs and expenses of and incidental to the registration of Registrable Securities, shall be borne by the Company; provided, however, that Participating Holders shall bear their pro rata share of the underwriting discount, if any, and commissions and transfer taxes, and any professional fees or costs of accounting, financial or legal advisors to any of the Participating Holders.

(ii) The fees, costs and expense of registration to be borne by the Company as provided in Section D(3)(i) above shall include, without limitation, all registration, filing fees, exchange or market listing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified.

(4) Upon the proper and lawful transfer of any of the Securities by any holder thereof prior to such time as the Securities have been resold pursuant to a registration statement contemplated by this Section D, the registration rights attendant to such Securities shall be transferable hereunder if:

(i) such Participating Holder gives prior written notice to the Company;

(ii) such transferee agrees to execute a counterpart to this Subscription Agreement agreeing to comply with the terms and provisions of this Subscription Agreement, whereupon such transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Subscription Agreement as if such transferee had originally been a party hereto;

(iii) such transfer is otherwise in compliance with this Subscription Agreement; and

(iv) such transfer is otherwise effected in accordance with applicable securities laws.

E. Notice Provisions

Any and all notices, demands or requests required or permitted to be given under this Subscription Agreement shall be given in writing and sent, by registered or certified U.S. mail, return receipt requested, by hand, or by overnight courier, addressed to the parties hereto at their addresses set forth above or such other addresses as they may from time-to-time designate by written notice, given in accordance with the terms of this Section E, together with copies thereof as follows:

In the case of the Company to:

Fusion Telecommunications International, Inc.
420 Lexington Avenue, Suite 1718
New York, NY 10170
Attn: Matt D. Rosen, President and CEO
Fax: (212) 972-7884

with a copy to:

Gersten Savage LLP
600 Lexington Avenue, 9th Floor
New York, New York 10022-6018
Attention: Jay Kaplowitz, Esq.
Fax: (212) 980-5192

In the case of any owner of equity securities of the Company, to:

The address of such equity owner on the books and records of the Company.

Notice given as provided in this Section shall be deemed effective: (i) on the business day hand delivered (or, if it is not a business day, then the next succeeding business day thereafter), (ii) on the first business day following the sending thereof by overnight courier, and (iii) on the seventh calendar day (or, if it is not a business day, then the next succeeding business day thereafter) after the depositing thereof into the exclusive custody of the U.S. Postal Service. As used herein, the term business day (other than Saturday or Sunday) shall mean any day when commercial banks are open in the State of New York to accept deposits.

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE.

_________________________________
Exact Name in Which Title is to be Held

Amount Subscribed for: $__________

Units Subscribed for: ______________

Type of Ownership (Check One):

                    Individual
                    Joint tenants with rights of survivorship
                    Tenants in common
                    Tenants by the entirety
                    Corporation
                    Limited Liability Company
                    Partnership
                    Limited Liability Partnership
                    Limited Partnership
                    Trust
                    Other (specify)

Residence Address	City, State and Zip Code

Mailing Address (if not residence)	City, State and Zip Code

Social Security or Federal Tax Identification Number of Purchaser:

IN WITNESS WHEREOF, the undersigned has executed this Subscription and Rights Agreement on this   day of ________, 200_.

PURCHASER:

(Signature of Purchaser)	(Name Typed or Printed)

(Signature of Co-Purchaser)	(Name Typed or Printed)

ACCEPTED as of the   day of _________, 200_

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

By: _________________________________
 Matt D. Rosen, President and CEO

REGISTERED REPRESENTATIVE:	BRANCH OFFICE MANAGER:
(Sign and Print Name)	(Sign and Print Name)

EXECUTION BY SUBSCRIBER WHO IS A NATURAL PERSON

____________________________________________________________________
Exact Name in Which Title is to be Held

(Signature)	(Signature)
(If Joint Tenant or Tenants in Common, both persons must
sign and this page must contain all information for
both persons.)

Name (Please Print)	Name (Please Print)

Residence Address	Residence Address

Telephone Number	Telephone Number

Social Security Number	Social Security Number

ACCEPTED this   day   , 200_, on behalf of the Company.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

By:
Matt D. Rosen, President and CEO

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

(Corporation, Partnership, Trust, Etc.)

_______________________________________
Name of Entity (Please Print)

_________________________________________________________________
Address of Principal Office of Entity

BY:	___________________________
NAME:
TITLE:

(seal)

Attest:_________________
(If Entity is a Corporation)

Address

Telephone Number

Taxpayer Identification Number

ACCEPTED this ____ day of ___________ , 200_, on behalf of the Company.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

By:
Matt D. Rosen, President and CEO

Appendix A
Risk Factors

Even if the Company sells the Maximum and the entire Over Allotment, the Company’s ability to meet its projected growth plans may require additional cash resources from equity or debt sources, which may impose limits on its financial and operating flexibility. The Company cannot assure you that any financing arrangements will be available or, if available, that it will be on acceptable terms.

See also the Risk Factors set forth in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2006 and the Risk Factors set forth the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.